UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 11, 2022

CHOICE HOTELS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13393	52-1209792
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Choice Hotels Circle, Suite 400, Rockville, Maryland	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 592-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets

Share Sale and Purchase Agreement

On August 11, 2022 Choice Hotels International, Inc. (the “Company”), completed its previously announced acquisition of (1) all of the issued and outstanding shares of Radisson Hospitality, Inc. (“Radisson Americas”) and (2) certain trademarks held by Radisson Hospitality Belgium BV/SRL (“Radisson Belgium”) covering (i) the United States of America and its territories, namely Guam, American Samoa, Northern Mariana Islands, Puerto Rico and the U.S. Virgin Islands; (ii) all countries located on the continents of North America and South America; and (iii) all countries and territories located on the Caribbean Sea (the “Transaction”), pursuant to a Share Sale and Purchase Agreement, dated as of June 12, 2022, by and among the Company, Radisson Holdings Inc. (the “Seller”), Radisson Americas, Aplite Holdings AB and Radisson Belgium (the “Purchase Agreement”).

The purchase price paid at closing (the “Closing Purchase Price”), funded by cash on hand, was approximately $673,155,000 (the “Purchase Price”), reflecting adjustments relating to disclosed leakage, including reductions for transaction expenses payable by Radisson Americas.

The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 12, 2022.

Item 8.01	Other Events.

On August 11, 2022, Choice Hotels International, Inc. issued a press release announcing the consummation of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial statements of business acquired.

The Company intends to file the financial statements of the business acquired as required by this Item 9.01(a) under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b)	Pro Forma Financial Information.

The Company intends to file pro forma financial information as required by this Item 9.01(b) under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 11, 2022, issued by Choice Hotels International, Inc.

104	Cover page Interactive data file (embedded with in the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHOICE HOTELS INTERNATIONAL, INC.

Date: August 11, 2022	By:	/s/ Simone Wu
	Name:	Simone Wu
	Title:	SVP, General Counsel, Corporate Secretary & External Affairs

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated August 11, 2022, issued by Choice Hotels International, Inc.